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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 22, 2000


                               NETRIX CORPORATION

               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-20512                 54-1345159
  (State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)             File Number)          Identification No.)


  13595 Dulles Technology Drive, Herndon, Virginia                20171
      (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (703) 742-6000




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Item 5.        Other Events.

               The Registrant has released its Earnings Release for the quarter and year ended December 31, 1999, filed herewith as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

(a)           Financial Statements of Businesses Acquired.
              --------------------------------------------

              Not applicable.

(b)           Pro Forma Financial Information.
              --------------------------------

              Not applicable.

(c)           Exhibits.
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               The following exhibit is included as part of this Report:

                  99.1 Press release of Netrix Corporation, dated February 22, 2000.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NETRIX CORPORATION


Date: February 22, 2000                 By:  /s/ Peter J. Kendrick
                                           -------------------------------------
                                           Name: Peter J. Kendrick
                                           Title: Chief Financial Officer


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                                  EXHIBIT INDEX

    Exhibit No.               Description
    -----------               -----------
    99.1                      Press release of Netrix Corporation, dated
                              February 22, 2000.